UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                     Date of report (Date of earliest event
                             reported) July 7, 2005

                           Build-A-Bear Workshop, Inc.
                -------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

        Delaware                    001-32320                  43-1883836
--------------------------      -------------------      -----------------------
    (State or Other                (Commission               (IRS Employer
    Jurisdiction of                File Number)             Identification No.)
     Incorporation)


                1954 Innerbelt Business Center Drive              63114
                        St. Louis, Missouri                   --------------
         ------------------------------------------------       (Zip Code)
             (Address of Principal Executive Offices)


                                 (314) 423-8000
                   ------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
--------------------------------------------------------

     On July 7, 2005, Build-A-Bear Workshop, Inc. issued a press release announcing, among other things, net retail sales and comparable store sales for the second quarter of fiscal 2005. The press release also included expected net income and diluted earnings per share for the second quarter of fiscal 2005 and for the full year fiscal 2005. A copy of the press release is furnished as
Exhibit 99.1 hereto and is incorporated by reference herein. The description of the press release contained herein is qualified in its entirety by the full text of such exhibit.


Item 9.01  Financial Statements and Exhibits.
--------------------------------------------

(c)  Exhibits


Exhibit Number       Description of Exhibit
--------------       ----------------------

99.1                 Press Release dated July 7, 2005

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         BUILD-A-BEAR WORKSHOP, INC.
                                         (Registrant)




Date: July 7, 2005                       By: /s/ Tina Klocke
                                             -----------------------------------
                                             Name:  Tina Klocke
                                             Title:  Chief Financial Bear,
                                             Secretary and Treasurer

                                  EXHIBIT INDEX


Exhibit Number       Description of Exhibit
--------------       ----------------------

99.1                 Press Release dated July 7, 2005